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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported)       November 3, 1997
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                     EVENFLO & SPALDING HOLDINGS CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)



         DELAWARE                      333-14569                59-2439656
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(State or Other Jurisdiction of        Commission            (I.R.S. Employer
Incorporation or Organization)         File Number           Identification No.)



601 South Harbour Island Boulevard, Suite 200, Tampa, Florida       33602-3141
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's Telephone Number, Including Area Code:        (813) 204-5200
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Item 5. Other Events.

Evenflo & Spalding Holdings Corporation announced on November 3, 1997, that it has signed a letter of intent to acquire certain assets of the Ben Hogan Co. primarily in exchange for common stock in Evenflo & Spalding Holdings Corporation. A copy of the News Release is attached to this Form 8-K.

Evenflo & Spalding Holdings Corporation announced on November 6, 1997, that George A. Dickerman has been named Chairman of the Board of Spalding Sports Worldwide. Kevin T. Martin, President and Chief Operating Office of Evenflo & Spalding Holdings Corporation, will become President of Spalding, succeeding Mr. Dickerman in that position. In addition to his new post at Spalding, Mr. Martin will continue to serve as President and Chief Operating Officer at Evenflo & Spalding Holdings Corporation. A copy of the News Release is attached to this Form 8-K.


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SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    Evenflo & Spalding Holdings Corporation
                                                   (Registrant)



Date: November 17, 1997             By: /s/ W. Michael Kipphut
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                                        W. Michael Kipphut
                                        Vice President and Treasurer
                                        (a Principal Financial Officer and
                                        authorized signatory)


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NEWS RELEASE

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601 S. Harbour Island Boulevard                       W. Michael Kipphut
P.O. Box 30101                                        Vice President
Tampa, FL  33630-3101
(813) 204-5200


     EVENFLO(R)     SPALDING(R)     EVENFLO & SPALDING HOLDINGS CORPORATION
                                    ANNOUNCES MANAGEMENT CHANGES


TAMPA, FLORIDA, NOVEMBER 6, 1997 -- Evenflo & Spalding Holdings Corporation today announced the following changes to the senior management team of Spalding Sports Worldwide.

George A. Dickerman, President of Spalding since 1976, has been named Chairman of the Board, a new position. As Chairman, Mr. Dickerman will focus upon long-term strategic direction; serve as a liaison to customers, and domestic and international industry associations; and address other critical issues facing the Company.

Kevin T. Martin, President and Chief Operating Officer of Evenflo & Spalding Holdings Corporation, Spalding's parent company, will become President of Spalding, succeeding Mr. Dickerman in that position. Mr. Martin joined Evenflo & Spalding Holdings Corporation earlier this year from Brach & Brock Confections where he served as President and Chief Executive Officer. In addition to his new post at Spalding, Mr. Martin will continue to serve as President and Chief Operating Officer of Evenflo & Spalding.

During the past 21 years, the Spalding Sports Worldwide management team, under George Dickerman's leadership, has been consistently recognized as one of the finest and most stable in the sporting goods industry," said Paul Whiting, Chairman and Chief Executive Officer of Evenflo & Spalding Holdings Corporation. "George's tenure has been marked by extraordinary growth and the Company is now well-positioned as the premier full-line sporting goods company in the world."

"It had originally been George's intention to retire at this juncture of his distinguished career, but we asked him to remain a part of the Spalding team to ensure a seamless transition and so that we can continue to benefit from his outstanding leadership and vast knowledge of the sporting goods industry. We are pleased to have someone of Kevin Martin's caliber within our organization to assume responsibility for Spalding's daily operations so that George can devote more time to overall strategic issues, and to his family and outside interests." Mr. Whiting added.

Evenflo & Spalding Holdings Corporation is a leading global manufacturer and licensor of branded consumer products serving the golf, sporting goods, infant and juvenile product markets under such well-known brand names as SPALDING, TOP-FLITE, ETONIC, DUDLEY, EVENFLO, GERRY, and SNUGLI.

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NEWS RELEASE

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601 S. Harbour Island Boulevard                       W. Michael Kipphut
P.O. Box 30101                                        Vice President
Tampa, FL  33630-3101
(813) 204-5200


     EVENFLO(R)     SPALDING(R)     EVENFLO & SPALDING HOLDINGS CORPORATION
                                    Acquisition of Certain Assets of the
                                    Ben Hogan Company


TAMPA, FLORIDA, NOVEMBER 3, 1997 -- Evenflo & Spalding Holdings Corporation, the parent company of Spalding Sports Worldwide, a leading manufacturer and licensor of golf products and other sporting goods, announced today that it has signed a letter of intent to acquire certain assets of the Ben Hogan Company primarily in exchange for stock in Evenflo & Spalding Holdings Corporation. The transaction, the terms of which were not disclosed, is expected to close within 30 days.

Founded in 1953 by golfing legend Ben Hogan, the Company produces a wide range of golf products, including clubs, balls and accessories. Hogan's products are sold through on-course pro shops as well as selected off-course golf retailers. Hogan's golf clubs are endorsed by Justin Leonard, winner of the 1997 British Open, and Tom Kite, Captain of the U.S. Ryder Cup team.

Paul Whiting, Chief Executive Officer of Evenflo & Spalding Holdings Corporation, said: "This acquisition reflects our commitment to grow our golf business with quality products. We are excited to add the Ben Hogan name to the Top-Flite golf family. Ben Hogan was one of the world's greatest golfers, and the company he founded built a tradition of developing the finest products for the premium golf market. We look forward to honoring his name by continuing that tradition of quality and innovation."

Evenflo & Spalding Holdings Corporation is a leading global manufacturer and licensor of branded consumer products serving the golf, sporting goods, infant and juvenile product markets under such well-known brand names as SPALDING, TOP-FLITE, ETONIC, DUDLEY, EVENFLO, GERRY, and SNUGLI brand names.

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